SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
September 9, 1996
MMCA  AUTO  GRANTOR TRUST  1993-1
(MMCA Auto Receivables, Inc.  - Originator)
(Exact Name of Registrant as Specified in its Charter)
Delaware	           33-67014            33-0570905
(State or        (Commission File #)(I.R.S. Employer Id No.)
other jurisdiction
or incorporation)
P.O. Box 6038
Cypress, California  90630-0038
(714) 236-1510
(Address of Registrant's principal executive office and Registrant's telephone number, including area code)

Item 5.	Other Events.
		The Registrant hereby incorporates by reference the information contained in the attached exhibits in response to this Item 5.
Item 7.	Financial Statements and Exhibits.
	(c)	Exhibits.
		MMCA Auto Grantor Trust 1993-1
		4.00% Asset Backed Certificates.
		Monthly "Servicer's Certificate," dated:
          September 9, 1996
		Monthly "Servicing Report," for the following reporting period:
		August 1, 1996 through August 31, 1996
SIGNATURES
	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMCA AUTO RECEIVABLES, INC.

Dated: September 9, 1996
By: Hideyuki Kitamura
Vice President, Secretary and Treasurer